UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

Commercial Real Estate Purchase & Related Property Loan

As previously disclosed, on September 2, 2020, Pro-Dex, Inc. (“Pro-Dex” or the “Company”) executed a Standard Offer, Agreement and Escrow Instructions For Purchase of Real Estate, dated September 1, 2020 (the “Purchase Agreement”), for the purchase by the Company of an approximate 25,230 square foot industrial building located at 14401 Franklin Avenue, Tustin, CA 92780 (the “Property”), for an aggregate purchase price of $6,509,340.  The Company made an initial deposit in the amount of $75,000 on September 3, 2020. On November 6, 2020 (the “Closing Date”), PDEX Franklin LLC (“PDEX Franklin”), a newly created wholly owned subsidiary of the Company, closed under the Purchase Agreement and acquired the Property.  A portion of the purchase price was financed by a loan from Minnesota Bank & Trust (“MBT”) to PDEX Franklin in the principal amount of $5,207,472 (the “Property Loan”) pursuant to a Loan Agreement, dated as of the Closing Date, between PDEX Franklin and MBT (the “Property Loan Agreement”) and corresponding Term Note (the “Property Note”) issued by PDEX Franklin in favor of MBT on the Closing Date.  The Property Loan is secured by the Property pursuant to a Deed of Trust with Assignment of Leases and Rents, Security Agreement and Fixture Filing in favor of MBT (the “Deed”) and by an Assignment of Leases and Rents by PDEX Franklin in favor of MBT (the “Rents Assignment”). The Company paid loan origination fees to MBT on the Closing Date in the amount of $26,037.

The Property Loan bears interest at a fixed rate of 3.55% per annum, which is subject to a 3% increase upon an event of default.  Accrued interest is payable monthly beginning on December 1, 2020 and both principal and interest in the amount of $30,335.21 are due and payable on the first day of each subsequent month until the maturity date of November 1, 2030 (the “Maturity Date”), at which time a balloon payment in the amount of $3,090,779.82 is due. Any prepayment of the Property Loan (other than monthly scheduled interest and principal payments), is subject to a prepayment fee equal to 4% of the principal amount prepaid for any prepayment made during the first or second year, 3% of the principal amount prepaid for any prepayment made during the third or fourth year, 2% of the principal amount prepaid for any prepayment made during the fifth or sixth year, and 1% of the principal amount prepaid for any prepayment made during the seventh or eighth year.  The Property Loan Agreement, Property Note, Deed, and Rents Assignment each contain representations, warranties, covenants, and events of default that are customary for a loan of this type.

Amended & Restated Credit Facility – Minnesota Bank & Trust

On the Closing Date, the Company entered into an Amended and Restated Credit Agreement with MBT (the “Amended Credit Agreement”), providing for a $7,525,000 amended and restated term loan (the “Term Loan A”), a $1,000,000 term loan (the “Term Loan B”), and a $2,000,000 amended and restated revolving loan (the “Revolving Loan” and, together with the Term Loan A and the Term Loan B, collectively, the “Loans”), evidenced by an Amended and Restated Term Note A (“Term Note A”), a Term Note B, and an Amended and Restated Revolving Credit Note (the “Revolving Note”) made by the Company in favor of MBT. The Loans are secured by substantially all of the Company’s assets pursuant to a Security Agreement entered into on September 6, 2018 between the Company and MBT. The Term Note A had an outstanding principal balance of $3,770,331 as of the Closing Date and may be borrowed against by the Company through May 30, 2021 (the “Commitment Period”). The Term Note B has a zero balance as of the Closing Date and may be borrowed against by the Company through the Commitment Period. The Company plans to draw against the Term Note B during the Commitment Period for the purpose of making improvements to the Property described above. The Revolving Loan may be borrowed against from time to time through its maturity date (described below) by the Company on the terms set forth in the Amended and Restated Credit Agreement and no amounts were drawn on the Revolving Loan on the Closing Date.

The Term Loan A matures on November 1, 2027, and bears interest at a fixed rate of 3.84% per annum. Initial payments on the Term Loan A of interest only are due on December 1, 2020 through June 1, 2021. Commencing July 1, 2021 and continuing on the first day of each month thereafter until the maturity date, the Company is required to make payments of principal and interest on Term Loan A of $109,168.18 (if the outstanding principal balance on June 1, 2021 is the full $7,525,000) plus any additional accrued and unpaid interest through the date of payment.

The Term Loan B matures on November 1, 2027, and bears interest at a fixed rate of 3.84% per annum.  Initial payments on the Term Loan B of interest only are due on December 1, 2020 through June 1, 2021. Commencing July 1, 2021 and continuing on the first day of each month thereafter until the maturity date, the Company is required to make payments of principal and interest on Term Loan B of $14,507.40, (if the outstanding principal balance on June 1, 2021 is the full $1,000,000) plus any additional accrued and unpaid interest through the date of payment.

The Revolving Note matures on November 5, 2021, unless earlier terminated pursuant to its terms, and bears interest at an annual rate equal to the greater of (a) 3.25% or (b) the prime rate as published in the Money Rates section of the Wall Street Journal. Commencing on the first day of each month after the Company initially borrows against the Revolving Loan and each month thereafter until maturity, the Company is required to pay all accrued and unpaid interest on the Revolving Loan through the date of payment.  Any principal on the Revolving Loan that is not previously prepaid by the Company shall be due and payable in full on the maturity date (or earlier termination of the Revolving Loan).

Upon the occurrence and during the continuance of an event of default, the interest rate of all Loans is increased by 3% and MBT may, at its option, declare the Loans immediately due and payable in full.

The Amended Credit Agreement, Security Agreement, Term Note A, Term Note B, and Revolving Note contain representations and warranties, affirmative, negative and financial covenants, and events of default that are customary for loans of this type.

A copy of the Purchase Agreement is attached as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 8, 2020 and a copy of the Security Agreement is attached as an exhibit to our Current Report on Form 8-K filed with the SEC on September 7, 2018. Copies of the Property Loan Agreement, Property Note, Deed, Rents Assignment, Amended Credit Agreement, Term Note A, Term Note B and Revolving Note are attached as exhibits to this report. The above descriptions are qualified by reference to the complete text of those documents.  Copies of those documents are not intended to provide factual information about the Company. The representations, warranties, and covenants contained in those documents were made only for purposes of the transactions represented thereby as of the specific dates therein, are solely for the benefit of the Company and MBT, may be subject to limitations agreed upon by the Company and MBT, including, among others, being qualified by disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under those documents and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of representations and warranties contained in those documents may change after the Closing Date, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Rather, investors and the public should look to the disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended, for information concerning the Company.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures concerning the loans and documents contained in Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Loan Agreement dated November 6, 2020 by and between PDEX Franklin LLC and Minnesota Bank & Trust.
10.2	Term Note dated November 6, 2020 made by PDEX Franklin LLC in favor of Minnesota Bank & Trust.
10.3	Deed of Trust with Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 6, 2020 by and between PDEX Franklin LLC and Minnesota Bank & Trust.
10.4	Assignment of Leases and Rents dated November 6, 2020 by and between PDEX Franklin LLC and Minnesota Bank & Trust.
10.5	Amended and Restated Credit Agreement dated November 6, 2020 by and between Pro-Dex, Inc. and Minnesota Bank & Trust.
10.6	Amended and Restated Term Note A dated November 6, 2020 made by Pro-Dex, Inc. in favor of Minnesota Bank & Trust.
10.7	Term Note B dated November 6, 2020 made by Pro-Dex, Inc. in favor of Minnesota Bank & Trust.
10.8	Amended and Restated Revolving Credit Agreement dated November 6, 2020 made by Pro-Dex, Inc. in favor of Minnesota Bank & Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2020	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Loan Agreement dated November 6, 2020 by and between PDEX Franklin LLC and Minnesota Bank & Trust.
10.2	Term Note dated November 6, 2020 made by PDEX Franklin LLC in favor of Minnesota Bank & Trust.
10.3	Deed of Trust with Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 6, 2020 by and between PDEX Franklin LLC and Minnesota Bank & Trust.
10.4	Assignment of Leases and Rents dated November 6, 2020 by and between PDEX Franklin LLC and Minnesota Bank & Trust.
10.5	Amended and Restated Credit Agreement dated November 6, 2020 by and between Pro-Dex, Inc. and Minnesota Bank & Trust.
10.6	Amended and Restated Term Note A dated November 6, 2020 made by Pro-Dex, Inc. in favor of Minnesota Bank & Trust.
10.7	Term Note B dated November 6, 2020 made by Pro-Dex, Inc. in favor of Minnesota Bank & Trust.
10.8	Amended and Restated Revolving Credit Agreement dated November 6, 2020 made by Pro-Dex, Inc. in favor of Minnesota Bank & Trust.